Exhibit 10.4
A. SCHULMAN, INC.
AMENDED AND RESTATED
2006 INCENTIVE PLAN
INSTRUCTIONS FOR COMPLETING 2010 TIME-BASED AND PERFORMANCE-
BASED CASH AWARD AGREEMENT
FOR EMPLOYEES IN MEXICO, CANADA AND EUROPE
Code Sheet
The following codes are used in this Award Agreement and should be replaced using your computer’s “Replace” function.
VTA	Grantee’s name (all capital letters)
VTB	Grant Date (all capital letters)
Vtb	Grant Date (initial capital letters only)
Vtc	Person to contact for more information
Vtd	Contact’s telephone number, including area code
Vte	Date that is 30 days after the Grant Date (initial capital letters only)
Vtf	34% of Maximum Amount of Time-based Award granted (insert only the number in Arabic numerals)
Vtg	33% of Maximum Amount of TSR Award granted (insert only the number in Arabic numerals)
Vth	33% of Maximum Amount of ROIC Award (insert only the number in Arabic numerals)
Vti	Contact’s street address
Vtj	Contact’s city, state and zip code

A. SCHULMAN, INC.
AMENDED AND RESTATED
2006 INCENTIVE PLAN
2010 TIME-BASED AND PERFORMANCE-BASED
CASH AWARD AGREEMENT GRANTED TO VTA on VTB
A. Schulman, Inc. (“Company”) believes that its business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company’s business. To this end, the Company adopted, and its stockholders approved, the A. Schulman, Inc. Amended and Restated 2006 Incentive Plan (“Plan”) as a means through which employees like you may share in the Company’s success. Capitalized terms that are not defined herein shall have the same meanings as in the Plan.
This Award Agreement describes many features of your Award and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:
•	Read the Plan carefully to ensure you understand how the Plan works;
•	Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and
•	Contact Vtc at Vtd if you have any questions about your Award.
Also, no later than Vte, you must return a signed copy of the Award Agreement to:
Vtc
A. Schulman, Inc.
Vti
Vtj
1.	Nature of Your Award. You have been granted a Cash-Based Award. The conditions affecting your Award are described in this Award Agreement and the Plan, both of which you should read carefully.
a.	Grant Date: Vtb.
b.
Amount of Award: You have been granted a Cash-Based Award equal to $Vtf (“Time-based Award”) and two Cash-Based Awards: (i) one equal to $Vtg (“TSR Award”) and (ii) one equal to $Vth (“ROIC Award”). The Time-based Award, TSR Award and the ROIC Award are hereinafter referred to collectively as the “Award” and are granted subject to the terms and conditions of this Award Agreement and the Plan.

2.	When Your Award Will Vest
Your Award will be settled or will be forfeited depending on whether the applicable terms and conditions have been met.
a.	Time-based Award
(i)
Normal Time-based Vesting Date: Except as otherwise provided in this Award Agreement, normally, subject to your continued employment with the Company or a Related Entity, your Time-based Award will vest with respect to 33 1/3% of the total amount underlying such Time-based Award on each of the first, second and third anniversaries of the Grant Date. For purposes of this Section (i) each 12-month period ending on an anniversary of the Grant Date shall be referred to as a “Vesting Year.”

(ii)	Change in Control. Notwithstanding the foregoing, your Time-based Award will immediately vest if there is a Change in Control.
(iii)
How Your Termination Will Affect Your Time-based Award: You may forfeit your Time-based Award if you Terminate before the Normal Time-based Vesting Date, although this will depend on why you Terminate.

(A)	Termination Due to Death or Disability. If you Terminate because of (1) death or (2) Disability, your Time-based Award will fully vest on your Termination date.
(B)
Termination Due to Retirement. If you Terminate because of Retirement and if the Committee agrees to treat your Termination as a Retirement, a prorata portion of your Time-based Award will vest on your Retirement date equal to (1) the amount of your unvested Time-based Award that would have become vested if you had remained employed through the end of the Vesting Year in which you Terminate, multiplied by (2) a fraction, the numerator of which is the number of whole months you were employed during such Vesting Year and the denominator of which is 12.

(C)	Termination for Any Other Reason. If you Terminate under any other circumstances, all of your Time-based Award granted through this Award Agreement will be forfeited on your Termination date.
b.	TSR Award
(i)
Normal TSR Vesting Date: Except as otherwise provided in this Award Agreement, your TSR Award normally will vest on the third anniversary of the Grant Date (the “Normal TSR Vesting Date”) and the amount of your TSR Award that actually vest may be between 0% and 100% of the your TSR Award.

The amount of your TSR Award that will vest on the Normal TSR Vesting Date will be determined by reference to both: (A) whether the Company’s Total Shareholder Return is positive or negative during the TSR Performance Period; and (B) the relative performance of the Company’s Total Shareholder Return as compared to the Peer Group Companies during the TSR Performance Period. The amount of your TSR Award that will vest on the Normal TSR Vesting Date will equal the total amount of your TSR Award, multiplied by the applicable percentage as set forth in the tables below.

Relative Performance of Total Shareholder
Return to Peer Group Companies	Negative Total Shareholder Return
Less than Peers’ 50th Percentile	0%
Equal to Peers’ 50th Percentile	25%
Equal to or Greater than Peers’ 75th Percentile	50%

Relative Performance of Total Shareholder
Return to Peer Group Companies	Positive Total Shareholder Return
Less than Peers’ 25th Percentile or Less	0%
Equal to Peers’ 50th Percentile	50%
Equal to or Greater than Peers’ 75th Percentile	100%
If the Company’s Total Shareholder Return is between two percentages, the amount of your TSR Award that vests will be interpolated by the Company. Notwithstanding the foregoing, any portion of your TSR Award that does not vest as of the Normal TSR Vesting Date shall be forfeited.
As used in this Award Agreement:
(1)
“Total Shareholder Return” for the TSR Performance Period is calculated by first taking the theoretical value of $100 invested in the Shares at the 30-day average price of the Shares as of the Grant Date (i.e., the average daily closing price over the 30-day period preceding the Grant Date) and the theoretical value of $100 invested with each of the Peer Group Companies using the same 30-day average methodology as of the Grant Date. On the Normal TSR Vesting Date, the value of the Shares (using the average daily closing price over the 30 days preceding the Normal TSR Vesting Date and assuming all dividends are reinvested) is compared with the value of each of the Peer Group Companies (using the same 30-day average methodology as of the Normal TSR Vesting Date and again assuming that all dividends are reinvested).

(2)	“TSR Performance Period” means the period beginning on the Grant Date and ending on the third anniversary thereof.
(3)	“Peer Group Companies” means the peer group companies in the S&P Specialty Chemicals Index.
(ii)	Change in Control. Notwithstanding the foregoing, your Award will immediately vest and all performance objectives will be deemed to have been met if there is a Change in Control.

(iii)
How Your Termination of Employment Will Affect Your Performance-based Award: You may forfeit your TSR Award if you Terminate before the Normal TSR Vesting Date, although this will depend on why you Terminate.

(A)
Termination Due to Death, Disability or Retirement. If you Terminate because of (1) death, (2) Disability or (3i) after qualifying for Retirement if the Committee agrees to treat your Termination as a Retirement, a prorata portion of your TSR Award granted through this Award Agreement will vest but only if the performance criteria described above are actually met at the Normal TSR Vesting Date. If those performance criteria are met, you will receive a TSR Award equal to:

Amount of TSR Award that would have vested if you had not Terminated before the Normal TSR Vesting Date	x	the number of whole months between the Grant Date and your Termination date
36
If the performance criteria set forth in Section 2(b)(1)(A) are not satisfied at the Normal TSR Vesting Date, all of your TSR Award will be forfeited.
(B)
Termination for Any Reason Other Than Due to Death, Disability or Retirement. If you Terminate for any reason other than specified in Section 3(a), all of your TSR Award granted through this Award Agreement will be forfeited.

c.	ROIC Award
(i)
Normal Vesting Date. Except as otherwise provided in this Award Agreement, your ROIC Shares normally will vest on the third anniversary of the Grant Date (the “Normal ROIC Vesting Date”) and the amount of your ROIC Award that actually vest may be between 0% and 100% of the your ROIC Award.

(A)
Performance Objectives. You ROIC Award will vest only to the extent that the Company’s Average ROIC (as defined below) is positive during the ROIC Performance Period. No amount of your ROIC Award will vest if the Company’s Average ROIC is negative during the ROIC Performance Period. The amount of your ROIC that vest on the Normal ROIC Vesting Date will equal the amount of your ROIC Award, multiplied by the applicable percentage as set forth in the tables below, based on the relative performance of the Company’s Average ROIC as compared to the Peer Group Companies’ ROIC used for the ROIC Performance Period.

Average ROIC Percentile Ranking Relative to the Company’s Peer
Group Companies’ ROIC
	≤ Peers’ 25%	Equal to Peers’ 50%	≥ Peer’s 75%
ROIC	Percentile	Percentile	Percentile
Negative	0% vested	0% vested	0% vested
Positive	0% vested	50% vested	100% vested

If the Company’s ROIC is between two percentages, the amount of your ROIC Award that vest will be interpolated by the Company. Notwithstanding the foregoing, any portion of your ROIC Award that does not vest as of the Normal ROIC Vesting Date shall be forfeited.
(B)
Committee Certification. Notwithstanding the foregoing, to the extent that the Company intends the ROIC Award to constitute “performance-based compensation” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, no portion of your ROIC Award shall vest until the Committee (as defined in the Plan) shall have certified the extent to which the performance objectives described in Section 2(a)(i) have been satisfied during the relevant ROIC Performance Period.

(C)	Definitions. As used in this Award Agreement:
(1)	“Average ROIC” is equal to the sum of the Company’s ROIC for each 12 consecutive calendar month period during the ROIC Performance Period, divided by three.
(2)	“ROIC Performance Period” is the 36 consecutive calendar month period beginning on the November 30 closest to the Grant Date.
(3)
The Company shall determine its “ROIC” for the four fiscal quarters beginning each December 1 and ending November 30 during the ROIC Performance Period, by dividing EBIT for such period by Average Invested Capital for such period.

(4)	The Company’s “EBIT” for any relevant period is the Company’s earnings before interest and taxes based on the Company’s unaudited financial statements.
(5)
The Company’s “Average Invested Capital” for any relevant period is the sum of the Company’s beginning equity, short-term and long-term debt for such period plus the Company’s ending equity, short-term and long-term debt for such period, divided by two.

(6)	“Peer Group Companies” means the peer group companies in the S&P Specialty Chemicals Index.
(7)
The Company shall determine the “Peer Group Companies’ ROIC” in the same manner as it determine its ROIC; provided, however, that EBIT and Average Invested Capital shall be determined using information reported for the four consecutive calendar quarter period ending each September 30 (for Peer Group Companies whose fiscal year is the calendar year) and the quarter-ending date closest to August 31 (for Peer Group Companies whose fiscal year is other than the calendar year).

(ii)	Change in Control. Notwithstanding the foregoing, your Award will immediately vest if there is a Change in Control.
(iii)
How Your Termination of Employment Will Affect Your Performance-based Award: You may forfeit your ROIC Award if you Terminate before the Normal ROIC Vesting Date, although this will depend on why you Terminate.

(A)
Termination Due to Death, Disability or Retirement. If you Terminate because of (1) death, (2) Disability or (3i) after qualifying for Retirement if the Committee agrees to treat your Termination as a Retirement, a prorata portion of your ROIC Award granted through this Award Agreement will vest but only if the performance criteria described above are actually met at the Normal ROIC Vesting Date. If those performance criteria are met, you will receive a ROIC Award equal to:

Amount of ROIC Award that would have vested if you had not Terminated before the Normal ROIC Vesting Date	x	the number of whole months between the Grant Date and your Termination date
36
If the performance criteria set forth in Section 2(c)(1)(A) are not satisfied at the Normal ROIC Vesting Date, all of your ROIC Award will be forfeited.
(B)
Termination for Any Reason Other Than Due to Death, Disability or Retirement. If you Terminate for any reason other than specified in Section 3(a), all of your TSR Award granted through this Award Agreement will be forfeited.

3.
Settling Your Award. Your vested Award will be settled within 60 days following the later of: (i) the Normal Vesting Date; or (ii) the date on which the Committee certifies the satisfaction of the performance objectives (if applicable) pursuant to Section 2(a)(ii).

4.	Other Rules Affecting Your Award
a.
Beneficiary Designation: You may name a beneficiary or beneficiaries to receive any portion of your Award and any other right under the Plan that is unsettled at your death. To do so, you must complete a beneficiary designation form by contacting Vtc at Vtd or the address below. If you previously completed a valid beneficiary designation form, such form shall apply to the Award until changed or revoked. If you die without completing a beneficiary designation form or if you do not complete that form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

b.
Tax Withholding: Applicable withholding taxes must be withheld with respect to your Award. These taxes may be paid in one (or a combination) of several ways. They are: (i) by the Company withholding this amount from other amounts owed to you (e.g., from your salary); (ii) by giving the Company a check (payable to “A. Schulman, Inc.”) in an amount equal to the taxes that must be withheld; or (iv) by having the Company withhold a portion of the cash payment that otherwise would be distributed to you equal to the taxes that must be withheld.

You must choose the approach you prefer before the Award is settled, although the Company may reject your preferred method for any reason (or for no reason). If this happens, or if you do not choose a method within 30 days of the applicable settlement date. the Company will specify (from among the alternatives just listed) how these taxes are to be paid.
c.
Transferring Your Award: Normally, your Award may not be transferred to another person. However, as described above, you may complete a beneficiary designation form to name the person to receive any portion of your Award that is settled after you die.

d.
Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the State of Ohio, except to the extent that the Delaware General Corporation Law is mandatorily applicable.

e.
Other Agreements: Also, your Award will be subject to the terms of any other written agreements between you and the Company or a Related Entity to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.

f.	Adjustments to Your Award: Subject to the terms of the Plan, your Award will be adjusted, if appropriate, to reflect any change to the Company’s capital structure.
g.	Other Rules: Your Award also is subject to more rules described in the Plan. You should read the Plan carefully to ensure you fully understand all the terms and conditions of this Award.
*****
You may contact Vtc at the address or number given below if you have any questions about your Award or this Award Agreement.
*****
Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to Vtc at the address given below no later than Vte.
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;
•	I understand and accept the conditions placed on my Award;

•
I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my Award or this Award Agreement to avoid paying penalties under Section 409A of the Code, even if those changes affect the terms of my Award and reduce its value or potential value; and

•	I must return a signed copy of this Award Agreement to the address shown below by Vte.

VTA	A. SCHULMAN, INC.

By:

(signature)

Date signed:	Date signed:

A signed copy of this Award Agreement must be sent to the following address no later than Vte:
Vtc
A. Schulman, Inc.
Vtg
Vti
Vtd